Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of V-ONE Corporation ("Company") on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  May     , 2003               By:
           ----                           ------------------------------
                                    Name:    Margaret E. Grayson
                                    Title:   Chief Executive Officer and
                                             Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to V-ONE Corporation and will be retained by V-ONE Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


Management is unable to sign this certification because the review of the Company's financial statements by the Company's auditors at March 31, 2003 will not be completed in time to include reviewed financial statements in this Quarterly Report on Form 10-Q. When the review is completed, the Company expects to file an amended Quarterly Report on Form 10-Q that will contain such certification.


 Date:  May 13, 2003                By:   /s/ Margaret E. Grayson
                                          ------------------------------
                                    Name:    Margaret E. Grayson
                                    Title:   Chief Executive Officer and
                                             Principal Financial Officer